SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 13, 2009

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A

(Former name or former address, if changed since last report)

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On October 13, 2009, MTR Gaming Group, Inc. (“Company”) issued $10.0 million in aggregate principal amount of 12.625% Senior Secured Notes due 2014 (the “Additional Notes”) at 96.000% of the aggregate principal amount of Additional Notes. The offering of the Additional Notes was made in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to persons outside the United States pursuant to Regulation S under the Securities Act. The Additional Notes form a part of the same series as the Company’s outstanding 12.625% Senior Secured Notes due 2014.  The aggregate principal amount of outstanding notes of this series, including the Additional Notes, is $260.0 million.  The foregoing description of the Additional Notes is not complete and is qualified in its entirety by reference to the Additional Note, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.  A copy of the press release describing the closing of the offering of the Additional Notes is furnished as Exhibit 99.1 hereto and is incorporated by reference herein to this Item 1.01.

On October 13, 2009, the Company also executed the Limited Consent and Seventh Amendment to Fifth Amended and Restated Credit Agreement (the “Seventh Amendment”) by and among the Company, Mountaineer Park, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., Wells Fargo Bank, National Association as agent bank and requisite lenders.  The Seventh Amendment amends the Company’s existing senior secured credit facility to provide for $10 million of revolving borrowing capacity and permits the Company to issue the Additional Notes.  The Company’s Fifth Amended and Restated Credit Agreement, as amended from time to time, including by the Seventh Amendment, is referred to herein as the “Amended Credit Facility”.  Commitments under the Amended Credit Facility will reduce by $5.5 million in December 2009.  In addition, the Amended Credit Facility requires the Company to permanently repay amounts outstanding, and reduce the commitment thereunder, with the proceeds from certain asset sales (other than in connection with sales of non-core assets) and insurance from events of loss, the incurrence of debt or sales of capital stock.  The maturity date of the Amended Facility is March 31, 2010. The foregoing description of the Seventh Amendment is not complete and is qualified in its entirety by reference to the Seventh Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                              Not applicable.

(b)                             Not applicable.

(c)                              Not applicable.

(d)                             Exhibits:

Exhibit No.	Description

10.1	Seventh Amendment to Fifth Amended and Restated Credit Agreement dated as of October 13, 2009, by and among the Borrowers, Wells Fargo and the Requisite Lenders.

10.2	12.625% Senior Secured Note due 2014 in aggregate principal amount of $10.0 million

99.1	Press Release dated October 13, 2009, regarding completion of the Company’s offering of Additional Notes.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

		By:	/s/ David R. Hughes
David R. Hughes
Corporate Executive Vice President and Chief Financial Officer
Date:	October 13, 2009